Exhibit 99.1

McorpCX, Inc. Announces the Appointment of New Directors to the Board of Directors

San Francisco, CA, (August 31st, 2017) -- Customer experience solutions company McorpCX, Inc. (TSXV: MCX, OTCQB: MCCX) (“McorpCX” or the “Company”) announced the appointment of Mr. Nii A. Quaye and Mr. Matthew Kruchko as independent directors to its board of directors, effective immediately.

Mr. Quaye is an executive-level customer experience professional, with almost two decades of experience in customer experience delivery, relationship management, process improvement and quality, and strategic planning.

He is the former SVP, Global Head of Service Quality for the third largest bank in the UAE, FGB, and was a VP and Group Head for ECOBANK, the largest Pan-African bank. Mr. Quaye also was General Manager of the Saudi Investment Bank, and was a SVP at CitiGroup where he was responsible for administering that company’s Global Contact Center.

A GE-trained Six Sigma Black Belt, Mr. Quay holds a B.A. from Ottawa University, a J.D. from the University of Maryland Law School, and an MBA in Finance & Investments from The George Washington University in Washington, DC.

Mr. Kruchko is a strategy, brand and marketing executive with decades of experience advising executives on how to drive business growth for global brands such as Qualcomm, Warner Bros., Hewlett Packard and others. He also has significant experience in SaaS software marketing and demand creation, as well as corporate and marketing strategy and executive leadership.

Currently an advisory board member for the Detroit Creative Corridor Center (DC3) and Chief Strategy Officer of Connect Brands, Mr. Kruchko was most recently EVP Strategy and Global Marketing for UK-based SaaS software company Kalibrate (LSE: KLBT). Prior to this, he was Managing Director of the brand strategy firm Applied Storytelling. Mr. Kruchko studied business and marketing at the University of Southern Maine.

“We believe Mr. Quaye and Mr. Kruchko are an excellent complement to our existing executive and management skill set, bringing demonstrated and relevant industry experience and strategic acumen to our board of directors. We believe their combined experience will further support our strategy to deliver value to our stakeholders through good governance and continued growth," commented McorpCX CEO Michael Hinshaw.

About McorpCX

McorpCX (http://mcorp.cx) is a customer experience services company targeting the Global Customer Experience Management (CEM) market estimated by marketsandmarkets to grow from USD 5.06 Billion in 2016 to USD 13.18 Billion by 2021. Customers range from Fortune 100 brands to fast-moving mid-market leaders and other customer-centric companies. McorpCX is focused on pursuing value-enhancing growth opportunities for its shareholders.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Investors: ir@mcorp.cx

Website: http://mcorp.cx

Twitter: @McorpCX (https://twitter.com/mcorpcx)

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements. Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements include statements relating to the Company's business and operations as well as the anticipated growth Global Customer Experience Management (CEM) market. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

SOURCE McorpCX, Inc.